Exhibit 10.14

Execution Copy

THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of this 8th day of June, 2006, by and among Rib-X Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the persons and entities named in Schedule 1 hereto, as amended from time to time (the “Purchasers”).

RECITALS

WHEREAS, the Company and certain of the Purchasers are entering into that certain Series C Convertible Preferred Stock Purchase Agreement, dated as of the date hereof (the “Stock Purchase Agreement”);

WHEREAS, under the terms of the Stock Purchase Agreement, certain of the Purchasers have agreed to purchase from the Company and the Company has agreed to sell to the Purchasers, shares of the Company’s Series C Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”);

WHEREAS, as a condition to entering into the Stock Purchase Agreement, the Purchasers have requested that the Company grant to the Purchasers registration rights and certain other rights and covenants as set forth herein;

WHEREAS, the Company and certain of the parties hereto are bound by a Second Amended and Restated Registration Rights Agreement dated as of April 28, 2003 among the Company and the Purchasers thereunder (the “Prior Agreement”) and believe that it is in the best interests of the Company and each of them to amend and restate that Prior Agreement in its entirety; and

WHEREAS, pursuant to Section 13(d) of the Prior Agreement, the Company and the parties hereto that are holders of a majority of the outstanding shares of Restricted Stock and the holders of at least 60% of all of the outstanding shares of Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), desire to terminate the Prior Agreement and to accept the rights created pursuant hereto in lieu of the rights granted to them under the Prior Agreement; and

WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company that the Company enter into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto agree that the Prior Agreement shall be terminated and replaced in its entirety by this Agreement, and the parties hereto further covenant and agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliate” shall mean with respect to any Purchaser, any partner or other equity holder of such Purchaser, or any person that, directly or indirectly, controls, is controlled by, or is under common control with, such Purchaser.

“Commission” shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act and the Exchange Act.

“Common Stock” shall mean the common stock, par value $0.001 per share, of the Company, as constituted as of the date of this Agreement.

“Company” shall mean Rib-X Pharmaceuticals, Inc.

“Conversion Stock” shall mean shares of Common Stock issued or issuable to a party hereto upon (i) conversion of the Preferred Stock or (ii) exercise of warrants, options or other rights to purchase Common Stock of the Company approved by the Board of Directors in accordance with Section 4.3(e)(viii) of the Stockholders Agreement (including a warrant for the purchase of 500,000 shares of Common Stock issued by the Company to Connecticut Innovations Inc.), and any shares of capital stock issued or distributed in respect thereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934 or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Preferred Stock” shall mean the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock.

“Purchasers” shall mean the persons and/or entities identified in Schedule 1 hereto.

“Registration Expenses” shall mean the expenses so described in Section 8(a).

“Restricted Stock” shall mean the Conversion Stock and any other shares of Common Stock held or otherwise acquired by a Purchaser after the date hereof, excluding Conversion Stock or Common Stock which (a) has been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, (b) has been sold pursuant to Rule 144 under the Securities Act, (c) is eligible to be sold or distributed pursuant to Rule 144(k) under the Securities Act or (d) has ceased to be outstanding.

“Securities Act” shall mean the Securities Act of 1933 or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Selling Expenses” shall mean the expenses so described in Section 8(b).

“Series A Preferred Stock” shall mean the Company’s Series A-1 Convertible Preferred Stock, par value $0.001 per share, Series A-1(A) Convertible Preferred Stock, par value $0.001 per share, and Series A-L Convertible Preferred Stock, par value $0.001 per share.

“Series B Preferred Stock” shall have the meaning ascribed to that term in the recitals to this Agreement.

“Series C Preferred Stock” shall have the meaning ascribed to that term in the recitals to this Agreement.

“Stockholders Agreement” shall mean that certain Third Amended and Restated Stockholders Agreement, dated as of the date hereof, among the Company, the Purchasers, and the certain holders of Common Stock of the Company, as amended from time to time.

“Stockholders’ Counsel” shall have the meaning ascribed to that term in Section 8(a).

When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Unless the context otherwise requires, the terms defined hereunder shall have the meanings therein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms defined herein. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The use of a gender herein shall be deemed to include the neuter, masculine and feminine genders whenever necessary or appropriate. Whenever the word “herein” or “hereof” is used in this Agreement, it shall be deemed to refer to this Agreement and not to a particular Section of this Agreement unless expressly stated otherwise.

2. Required Registration.

(a) Demand Registration. Subject to the conditions of this Section 2 of this Agreement, each of (i) the holders of Restricted Stock constituting not less than 40% of the total number of shares of Restricted Stock then outstanding (excluding for this purpose, the Restricted Stock issued as a result of the conversion of the Series C Preferred Stock) and (ii) the holders of not less than 40% of the total number of shares of Restricted Stock outstanding and issued upon conversion of the Series C Preferred (excluding for this purpose, the Restricted Stock issued as a result of the conversion of the Series A Preferred Stock and Series B Preferred Stock), in each case, taken together as a single class on an as-converted basis, may request the Company to register on Form S-1 (or any successor form) under the Securities Act all or any portion of the shares of Restricted Stock held by such requesting holder or holders having an aggregate value of at least $1,000,000 (based on the then current market price or fair value). For purposes of this Agreement, the term “Restricted Stock”, with respect to any holder of Preferred Stock, shall be deemed to include the number of shares of Restricted Stock which would be issuable to such holder upon conversion of all shares of Preferred Stock held by such holder at such time; provided, however, that the only securities that the Company shall be required to register pursuant hereto shall be shares of Common Stock.

(b) Notification of Registration. Following receipt of any notice under this Section 2, the Company shall promptly notify all holders of Restricted Stock from whom notice has not been received and such holders shall then be entitled, upon written notice received by the Company within thirty (30) days after the giving of any such notice by the Company, to request the Company to include in the requested registration all or any portion of their shares of Restricted Stock. The Company shall use its best reasonable efforts to register under the Securities Act, for public sale in accordance with the method of disposition described in paragraph (a) above, the number of shares of Restricted Stock specified in such notice (and in all notices received by the Company from other holders within thirty (30) days after the giving of such notice by the Company).

(c) Conditions to Registration. Notwithstanding anything to the contrary contained herein, the Company shall not be required to effect a registration pursuant to this Section 2:

(i) prior to one hundred eighty (180) days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering by the Company of Common Stock pursuant to a registration statement under the Securities Act; or

(ii) after the Company has effected two (2) registrations pursuant to Section 2(a)(i), and such registrations have been declared or ordered effective; or

(iii) after the Company has effected two (2) registrations pursuant to Section 2(a)(ii), and such registrations have been declared or ordered effective.

(d) Withdrawal. At any time before the registration statement covering such Restricted Stock becomes effective, the holders of a majority of such shares may request the Company to withdraw or not to file the registration statement. In that event, unless such request of withdrawal was caused by, or made in response to, a material adverse effect or a similar event related to the business, properties, condition, or operations of the Company not known (without imputing the knowledge of any other person to such holders) by the holders initiating such request at the time their request was made, or other material facts not known to such holders at the time their request was made, the Company shall be deemed to have effected one registration in satisfaction of the requirements of Section 2(c)(ii).

3. Incidental Registration.

(a) If the Company at any time (other than pursuant to Section 2 or Section 4) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4 (or any successor thereto), S-8 (or any successor thereto) or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Company within thirty (30) days after the giving of any such notice by the Company, to register any of its Restricted Stock, the Company will use its reasonable best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock so registered. If any registration pursuant to this Section 3 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of shares of Restricted Stock held by such requesting holders) if and to the extent that the managing underwriter shall have advised the Company in writing that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided that, no shares of Restricted Stock shall be excluded from any such registration until all shares held by any other Stockholder of the Company have been so excluded. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 3 without thereby incurring any liability to the holders of Restricted Stock.

(b) If the Company desires that any securities of the Company held by officers, directors or founders of the Company (the “Other Holders”) be included in any registration for an underwritten offering requested pursuant to Sections 2 or 4, the Company may include the securities of such Other Holders in such registration and underwriting on the terms set forth herein. The Company shall (together with all Other Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form (including, without limitation, customary indemnification and contribution provisions on the part of the Company) with the managing underwriter. Notwithstanding any other provision of this Section 3(b) if the managing underwriter advises the Company that the inclusion of all shares requested to be registered under this Section 3(b) would adversely affect the offering, the securities of the Company held by Other Holders (other than Restricted Stock) shall be excluded from such registration and underwriting to the extent deemed advisable by the managing underwriter. If the managing underwriter has not limited the number of shares of Restricted Stock or other securities to be underwritten, the Company may include securities for its own account in such registration if the managing underwriter so agrees and if the number of shares of Restricted Stock and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

4. Registration on Form S-3. If at any time: (i) a holder or holders of Restricted Stock then outstanding request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Restricted Stock held by such requesting holder or holders having an aggregate value of at least $500,000 (based on the then current market price or fair value); and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such share for resale, then the Company shall use its reasonable best efforts to register under the Securities Act on Form S-3 or any successor thereto, the number of shares of Restricted Stock specified in such notice. Whenever the Company is required by this Section 4 to use its reasonable best efforts to effect the registration of Restricted Stock, each of the procedures and requirements of Section 2 (including but not limited to the requirement that the Company notify all holders of Restricted Stock from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration. The holders of Restricted Stock shall be entitled to request an unlimited number of registrations on Form S-3 pursuant to this Section 4; provided that, the Company shall not be required to affect more than two (2) registrations pursuant to this Section 4 in any twelve (12) month period and the Company shall not be required to effect a registration pursuant to this Section 4 within 180 days of the effective date of any registration referred to in Section 2 above.

5. Suspension of Registration. Notwithstanding anything to the contrary set forth in this Agreement, the Company’s obligation under this Agreement to register Restricted Stock under the Securities Act on registration statements (“Registration Statements”) may, upon the reasonable determination of the Board of Directors made not more than once during any period of twelve consecutive months, be suspended in the event and during such period as circumstances (including without limitation: (a) an underwritten primary offering by the Company (which includes no secondary offering) if the Company is advised in writing by its underwriters that the registration of the Restricted Stock would have a material adverse effect on the Company’s offering; or (b) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event which would require additional disclosure of material information by the Company in Registration Statements or such other filings, as to which the Company has a bona fide business purpose for preserving confidentiality or which renders the Company unable to comply with Commission requirements exist) (such circumstances being hereinafter referred to as “Suspension Events”) which would make it impractical or unadvisable for the Company to file the Registration Statements or such other filings or to cause such to become effective. Such suspension shall continue only for so long as such event is continuing but in no event for a period longer than one hundred and twenty (120) days. The Company shall notify the Purchasers of the existence and nature of any Suspension Event.

6. Registration Procedures.

(a) Registration Procedures. If and whenever the Company is required by the provisions of Sections 2, 3 or 4 to use its reasonable best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

(i) Preparation/Filing of Statement. Prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 2, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its reasonable best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

(ii) Amend/Supplement; Retain Effectiveness. Use its reasonable best efforts to prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (i) above and comply with the provisions of the Securities Act with respect to the disposition of Restricted Stock covered by such registration statement in accordance with the sellers’ intended method of disposition set forth in such registration statement for such period;

(iii) Furnish Copies. Furnish to each seller of Restricted Stock and to each underwriter such number of copies of the registration statement and each such amendment and supplement thereto (in each case including all exhibits) and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement; provided, however that if the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the sellers of Restricted Stock of such amendment and, if necessary, request that such sellers immediately cease making offers of Restricted Stock and return all prospectuses to the Company;

(iv) Compliance with Blue Sky Laws. Use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or “blue sky” laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process or to subject itself to taxation in any such jurisdiction;

(v) List on Exchange. Use commercially reasonable efforts to list the Restricted Stock covered by such registration statement with any securities exchange or automated quotation system on which the Common Stock of the Company is then listed;

(vi) Notice and Remedy of Material Misstatements or Omissions. Immediately notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and, if necessary request that the sellers and underwriters immediately cease making offers of Restricted Stock and use reasonable best efforts to promptly prepare and furnish to such seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Restricted Stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(vii) Legal/Accounting Opinions. If the offering is underwritten, at the request of the underwriters or any seller of Restricted Stock, use its reasonable best efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, to such effect as reasonably may be requested by counsel for the underwriters; and (ii) a letter dated such date from the independent public accountants retained by the

Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

(viii) Access to Attorneys, Accountants and Records. Make available upon reasonable notice and during normal business hours for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter (each an “Inspector” and collectively the “Inspectors”) provided that such seller or underwriter enters into a non-disclosure agreement reasonably satisfactory to the Company, reasonable access to all financial and other records, pertinent corporate documents and properties of the Company, as the Inspectors may reasonably request to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by the Inspectors in connection with such registration statement; provided, however, that any documents, records or information (the “Information”) which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a material misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court or governmental agency or authority of competent jurisdiction, (iii) such Information has been made generally available to the public through no breach of the nondisclosure obligations of the Inspectors or their Affiliates or (iv) such disclosure is required to be made under applicable law;

(ix) Preparation of Certificates. Cooperate with the selling holders of Restricted Stock and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Restricted Stock to be sold, such certificates to be in such denominations and registered in such names as such holders or the managing underwriters may request at least two (2) business days prior to any sale of Restricted Stock; and

(x) Participation of Controlling Stockholders. Permit any holder of Restricted Stock which holder, in the sole and exclusive judgment, exercised in good faith, of such holder, might be deemed to be a controlling person of the Company, to participate in good faith in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included.

(b) Duration of Distributions. For purposes of this Agreement, the period of distribution of Restricted Stock for any registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and one hundred eighty (180) days after the effective date thereof.

(c) Information to be Provided by Purchasers. In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information requested by the Company with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws; provided, however, that this requirement shall not be deemed to limit any disclosure obligation arising out of any seller’s relationship to the Company if one of such seller’s agents or affiliates is an officer, director or control person of the Company. In addition, the sellers shall, if requested by the Company, execute such other agreements, which are reasonably satisfactory to them and which shall contain such provisions as may be customary and reasonable in order to accomplish the registration of the Restricted Stock.

(d) Agreements with Underwriters. In connection with each registration pursuant to Sections 2, 3 or 4 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected, in the case of a registration pursuant to Sections 2 or 4 hereof, by the sellers with a reasonable consent of the Company in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company’s size and investment stature and each seller’s participation in such registration shall be conditioned upon entering into such agreement. No seller may sell shares pursuant to a registration covering an underwritten offering other than to the underwriters for such offering. If any Purchaser disapproves of the terms of any such underwriting, such Purchaser may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Restricted Stock excluded or withdrawn from such underwriting shall be withdrawn from such registration.

7. Reserved.

8. Expenses.

(a) Registration Expenses. The term “Registration Expenses” as used in this Agreement means all expenses incurred by the Company in complying with Sections 2, 3 or 4, including, without limitation: (i) all registration fees, filing fees and printing expenses; (ii) fees and disbursements of counsel and independent public accountants for the Company; (iii) fees and expenses incurred by sellers of Restricted Stock in connection with the registration of such stock, including fees and expenses of one designated counsel for all sellers of Restricted Stock (“Stockholders’ Counsel”); (iv) transfer taxes; (v) fees of transfer agents and registrars; and (vi) costs of any insurance which might be obtained in connection with the registration; but excluding any Selling Expenses (as defined in Section 8(b)).

(b) Selling Expenses. The term “Selling Expenses” as used in this Agreement includes: (i) all underwriting discounts and selling commissions applicable to the sale of Restricted Stock; and (ii) the fees and expenses of any other counsel to holders of Restricted Stock, other than Stockholders’ Counsel, in connection with the registration of such stock.

(c) Payment of Expenses. The Company will pay all Registration Expenses in connection with each registration statement under Sections 2, 3 or 4, provided, that the Company shall not be required to pay for the Registration Expenses of any registration of shares of Restricted Stock which is withdrawn, prior to effectiveness, at the request of the holders of a majority of such shares unless (i) such request of withdrawal was caused by, or made in response to, a material adverse effect or a similar event related to the business, properties, condition, or operations of the Company not known (without imputing the knowledge of any other person to such holders) by the holders initiating such request at the time their request was made, or other material facts not known to such holders at the time their request was made, or (ii) in connection with such withdrawal the Company shall be deemed to have effected one registration in satisfaction of the requirements of Section 2(c)(ii), as provided in Section 2(d). All Selling Expenses in connection with each registration statement under Sections 2, 3 or 4 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

9. Indemnification.

(a) Company’s Indemnification. In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 2, 3 or 4, the Company will indemnify and hold harmless each holder of Restricted Stock, its officers and directors, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder, officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 2, 3 or 4, any preliminary prospectus or final prospectus contained therein, any amendment or supplement thereof or any issuer free-writing prospectus; (ii) any untrue statement or alleged untrue statement of any material fact contained in any blue sky application or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Restricted Stock under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state a material fact required to be stated in any filing referenced in items (i) and (ii) of this Section 9(a) or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Restricted Stock in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter chosen by the Company being attributed to the Company) will undertake such registration or qualification on the seller’s behalf (provided that in such instance the Company shall not be so liable if it has undertaken its reasonable best efforts to so register or qualify the Restricted Stock), and will reimburse each such holder, and such officer and director, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person, in writing, specifically for use in such registration statement or prospectus, (ii) the failure of any such person to comply with the provisions of Section 6(a)(iii) or Section 6(a)(vi) hereof or (iii) any statement or omission in any prospectus that is corrected by any subsequent prospectus or amendment that was delivered to such person prior to the pertinent sale or sales by or on behalf of such person.

(b) Seller’s Indemnification. In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 2, 3 or 4, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each other holder of Restricted Stock, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, other seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration or Blue Sky Application statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 2, 3 or 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof or any issuer free-writing prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, other seller, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus.

(c) Indemnification Procedure. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. In no event shall an indemnifying party be liable for any settlement or compromise made by an indemnified party that the indemnifying party does not consent to in writing.

(d) Survival of Indemnification. The indemnities provided in this Section 9 shall survive the transfer of any Restricted Stock.

10. Changes in Common Stock or Preferred Stock. If, and as often as, there is any change in the Common Stock or the Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Preferred Stock as so changed.

11. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, at all times after ninety (90) days after the initial registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to use reasonable best efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after if has become subject to such reporting requirements); and

(c) furnish to each holder of Restricted Stock upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time after if has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

12. Representations and Warranties of the Company. The Company represents and warrants to the Purchasers as follows:

(a) No Conflicts; Authorizations. The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any applicable provision of law, any applicable order of any court or other agency of government, the Certificate of Incorporation or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

(b) Binding Effect. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

13. Miscellaneous.

(a) Assignment. The registration rights granted to the Purchasers under this Agreement may only be assigned to a transferee which acquires at least 20% of the Preferred Stock held by such Purchaser; provided, that (A) such transferee agrees to be bound by the provisions of this Agreement; and (B) at the time of transfer the Company is given written notice of the name and address of the transferee and the number and type of Restricted Stock being transferred.

(b) Notices. All notices, consents and other communications hereunder shall be in writing and shall be: (i) delivered in person; (ii) mailed by certified or registered mail, return receipt requested; (iii) sent by a recognized overnight courier service; or (iv) sent by e-mail, facsimile or other means or electronic communication, for which evidence of delivery is automatically generated (provided that if notice is provided pursuant to this clause (iv), such communication is followed promptly by a communication in the form provided under clauses (i), (ii) or (iii)), addressed as follows:

(i) if to the Company or any other party hereto, at the address of such party set forth in Schedule 1 hereto, with a copy to the Company’s counsel as indicated therein;

(ii) if to any subsequent holder of Preferred Stock or Restricted Stock, to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address as shall have been furnished in writing by the addressee to the others. Notices shall be effective: (i) upon delivery, if delivered in person; (ii) three (3) days after deposit in the U.S. mails, if mailed; (iii) on the day following deposit with the courier service, if sent by overnight courier; and (iv) upon transmission, if sent by e-mail, facsimile or other means of electronic communication.

(c) Governing Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to its principles of conflicts of laws.

(d) Modification or Amendment. This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least a majority of the outstanding shares of the Restricted Stock held by all of the Purchasers. Notwithstanding the foregoing, no such amendment or modification shall be effective if and to the extent that such amendment or modification grants to any one or more Purchasers any rights more favorable than any rights granted to all other Purchasers or otherwise treats any one or more Purchasers differently than all other Purchasers.

(e) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(f) Successors and Assigns. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto (including without limitation transferees of any Preferred Stock or Restricted Stock), whether so expressed or not.

(g) Senior Registration Rights. After the date of this Agreement, the Company shall not, without the prior written consent of holders of a majority of the outstanding shares of Restricted Stock, enter into any agreement with any holder or prospective holder of any securities of the Company which would grant such holder registration rights senior or pari passu to the rights of the holders of Restricted Stock under this Agreement.

(h) Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

(i) Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

(j) No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing among the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

(k) Additional Parties. A purchaser of shares of Preferred Stock of the Company, if not already a party hereto, shall be required, as a condition to such purchase, to execute and deliver an instrument of accession to this Agreement in the form of Exhibit A hereto (an “Instrument of Accession”) whereby such purchaser shall agree to be bound by this Agreement and become a “Purchaser” for all purposes hereunder, and Schedule 1 hereto shall be amended by the Company to reflect the investments made by such Purchaser without the necessity of procuring a consent to such amendment to this Agreement by the other parties hereto.

14. Termination. All of the Company’s obligations to register Restricted Stock under this Agreement shall terminate five years after the initial registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective.

15. Affiliates. For purposes of determining the number of shares owned by each Purchaser, a Purchaser shall be deemed to be the owner of all shares owned by all affiliates of the Purchaser who control, are controlled by or are under common control with such Purchaser

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Registration Rights Agreement or caused this Agreement to be executed by their duly authorized representatives, as of the date first above written.

THE COMPANY:

RIB-X PHARMACEUTICALS, INC.

By:	/s/ Susan Froshauer
Susan Froshauer
President

THE PURCHASERS:

MEDIMMUNE VENTURES, INC.

By:	/s/ Edward T. Mathers
Name:	Edward T. Mathers
Title:	Authorized Person

RADIUS VENTURE PARTNERS II, L.P.

By: Radius Venture Partners II, LLC, its General Partner

By:	/s/ Jordan Davis
	Name:	Jordan Davis
	Title:	Managing Member

WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

By: Warburg Pincus Partners LLC, its General Partner

By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Stewart J. Hen
	Name:	Stewart J. Hen
	Title:	Partner

AXIOM VENTURE PARTNERS III, LP

By:	/s/ Alan Mendelson
Alan Mendelson
General Partner

CHP II, L.P.

By: CHP II Management, LLC, its General Partner

By:	/s/ John J. Park
Name:	John J. Park
Title:	Managing Member

[Counterpart Signature Page to Third Amended and Restated Registration Rights Agreement]

OXFORD BIOSCIENCE PARTNERS IV L.P.

By:	OBP Management IV L.P.

By:	/s/ Michael Lytton
Michael Lytton – General Partner

MRNA FUND II L.P.

By:	OBP Management IV L.P.

By:	/s/ Michael Lytton
Michael Lytton – General Partner

EUCLIDSR BIOTECHNOLOGY PARTNERS, L.P.

By:	EuclidSR Associates, L.P.

Its:	General Partner

By:	/s/ Barbara J. Dalton
Barbara J. Dalton
General Partner

EUCLIDSR PARTNERS, L.P.

By:	EuclidSR Associates, L.P.

Its:	General Partner

By:	/s/ Barbara J. Dalton
Barbara J. Dalton
General Partner

S.R. ONE, LIMITED

By:	/s/ Philip L. Smith
Name:	Philip L. Smith
Title:	Vice President

ABS VENTURES VII L.P.

By Calvert Capital Caymans I L.L.C.

By:	/s/ Bruns Grayson
Name:	Bruns Grayson
Title:	Senior Manager

[Counterpart Signature Page to Third Amended and Restated Registration Rights Agreement]

ABS INVESTORS L.L.C.

By:	/s/ Bruns Grayson
Name:	Bruns Grayson
Title:	Senior Manager

/s/ Thomas Steitz
Thomas Steitz

/s/ Peter Moore
Peter Moore

/s/ John Abelson
John Abelson

/s/ C. Boyd Clarke
C. Boyd Clarke

[Counterpart Signature Page to Third Amended and Restated Registration Rights Agreement]

Instrument of Accession

Third Amended and Restated Registration Rights Agreement

The undersigned,                     , in order to become the owner or holder of              shares of the Series C Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”), of Rib-X Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby agrees to become a party to that certain Third Amended and Restated Registration Rights Agreement dated as of June 8, 2006 (the “Agreement”), by and among the Company and the other parties thereto, and to be bound by all provisions thereof. The undersigned agrees to become a Purchaser (as defined in the Agreement) under the terms of the Agreement. This Instrument of Accession shall take effect and shall become a part of said Agreement immediately upon execution by the undersigned hereto and acceptance thereof by the Company.

Executed as a contract under seal as of the date set forth below:

Signature:

Name:

By:

Address:

Date:

Accepted:

RIB-X PHARMACEUTICALS, INC.

By:
	Name:	Susan Froshauer
	Title:	President

Date:

AMENDMENT TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This AMENDMENT, dated as of January 7, 2009 (this “Amendment”), to the Third Amended and Restated Registration Rights Agreement, dated as of June 8, 2006, as amended (the “Registration Rights Agreement”), by and among Rib-X Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and the Purchasers (as defined therein).

W I T N E S S E T H :

WHEREAS, the Company and certain of the Purchasers have entered into that certain Subordinated Convertible Promissory Note Purchase Agreement, dated as of January 7, 2009, pursuant to which certain of the Purchasers agreed to purchase Subordinated Convertible Promissory Notes (the “Notes”) and Warrants to purchase shares of Common Stock (the “Warrants”) from the Company (collectively, the “Note Financing”);

WHEREAS, Section 13(d) of the Registration Rights Agreement provides that the Registration Rights Agreement may be amended with the written consent of the Company and the holders of at least a majority of the outstanding shares of Restricted Stock held by all of the Purchasers (the “Required Purchasers”); and

WHEREAS, in connection with the Note Financing, the Company and the Required Purchasers desire to amend certain provisions of the Registration Rights Agreement as more fully set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein, the parties hereto agree as follows:

1. Definition of Conversion Stock. The definition of “Conversion Stock” shall be amended and restated in its entirety to read as follows:

‘“Conversion Stock” shall mean shares of Common Stock issued or issuable to a party hereto upon (i) conversion of the Preferred Stock or the Notes or exercise of the Warrants or (ii) exercise of warrants, options or other rights to purchase Common Stock of the Company approved by the Board of Directors in accordance with Section 4.3(e)(viii) of the Stockholders Agreement (including, a warrant for the purchase of 500,000 shares of Common Stock issued by the Company to Connecticut Innovations Inc.), and any shares of capital stock issued or distributed in respect thereof.’

2. Defined Terms. Capitalized terms used but not defined herein shall have the meaning set forth in the Registration Rights Agreement.

3. No Other Amendment. Except as expressly amended hereby, the Registration Rights Agreement shall remain in full force and effect in accordance with its terms, without any waiver, amendment or modification of any provision thereof. All references in the

Registration Rights Agreement to “this Agreement” shall be deemed to refer to the Registration Rights Agreement as amended by this Amendment.

4. Governing Law; Jurisdiction. This Amendment shall be construed, performed and enforced in accordance with, and governed by, the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof. The parties hereto irrevocably elect as the sole judicial forum for the adjudication of any matters arising under or in connection with this Amendment, and consent to the jurisdiction of, the courts of the State of Delaware or the corresponding United States federal court in the State of Delaware.

5. Section and Paragraph Headings. The section and paragraph headings in this Amendment are for reference purposes only and shall not affect the meaning or interpretation of this Amendment.

6. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

RIB-X PHARMACEUTICALS, INC.

By:	/s/ Susan Froshauer
Name:	Susan Froshauer
Title:	Chief Executive Officer

WP VIII FINANCE, L.P.
By:	WPVIII GP, L.P., its General Partner
By:	Warburg Pincus Private Equity VIII, L.P., its
General Partner
By:	Warburg Pincus Partners, LLC, its General
Partner
By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Stewart J. Hen
Stewart J. Hen
Partner

ABS VENTURES VII L.P.
By Calvert Capital Caymans I L.L.C.

By:	/s/ Bruns Grayson
Bruns Grayson
Senior Manager

AXIOM VENTURE PARTNERS III, LP

By:	/s/ Alan Mendelson
Alan Mendelson
General Partner

Amendment to Third Amended and Restated Registration Rights Agreement

EUCLIDSR BIOTECHNOLOGY PARTNERS, L.P.
By:	EuclidSR Associates, L.P.
Its:	General Partner

By:	/s/ Raymond J. Whitaker
Raymond J. Whitaker
General Partner

EUCLIDSR PARTNERS, L.P.
By:	EuclidSR Associates, L.P.
Its:	General Partner

By:	/s/ Raymond J. Whitaker
Raymond J. Whitaker
General Partner

MEDIMMUNE VENTURES, INC.

By:	/s/ Joseph L. Amprey
Name:	Joseph L. Amprey
Title:	Sr. Managing Director

OXFORD BIOSCIENCE PARTNERS IV L.P.
By:	OBP Management IV L.P.

By:	/s/ Michael Lytton
Michael Lytton
General Partner

MRNA FUND II L.P.
By:	OBP Management IV L.P.

By:	/s/ Michael Lytton
Michael Lytton
General Partner

Amendment to Third Amended and Restated Registration Rights Agreement

S.R. ONE, LIMITED

By:	/s/ Kent Gossett
Name:	Kent Gossett
Title:	Vice President

VOX EQUITY PARTNERS, L.P.

By:	/s/ Matthew Kaup Kelley
its

By:	Matthew Kaup Kelley
Name:	Managing General Partner
Title:	Vox Equity Partners, LP

Amendment to Third Amended and Restated Registration Rights Agreement

EXECUTION VERSION

AMENDMENT NO. 2 TO

THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 2, dated as of May 28, 2010 (this “Amendment”), to the Third Amended and Restated Registration Rights Agreement, dated as of June 8, 2006, as amended (the “Registration Rights Agreement”), by and among Rib-X Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and the Purchasers (as defined therein).

W I T N E S S E T H :

WHEREAS, the Company and certain of the Purchasers have entered into that certain Subordinated Convertible Promissory Note Purchase Agreement, dated as of January 7, 2009, pursuant to which certain of the Purchasers agreed to purchase Subordinated Convertible Promissory Notes (the “Junior Notes”) and Warrants to purchase shares of Common Stock (the “Prior Warrants”) from the Company (collectively, the “Junior Note Financing”);

WHEREAS, the Company and certain of the Purchasers have entered into that certain Senior Subordinated Convertible Promissory Note Purchase Agreement, dated as of May 28, 2010, pursuant to which certain of the Purchasers agreed to purchase Senior Subordinated Convertible Demand Promissory Notes (the “Senior Notes”) and Warrants to purchase shares of Common Stock (the “New Warrants”) from the Company (collectively, the “Senior Note Financing”);

WHEREAS, Section 13(d) of the Registration Rights Agreement provides that the Registration Rights Agreement may be amended with the written consent of the Company and the holders of at least a majority of the outstanding shares of Restricted Stock held by all of the Purchasers (the “Required Purchasers”); and

WHEREAS, in connection with the Senior Note Financing, the Company and the Required Purchasers desire to amend certain provisions of the Registration Rights Agreement as more fully set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein, the parties hereto agree as follows:

1. Definition of Note. The definition of “Notes” shall be inserted in Section 1 reading in its entirety as follows:

‘“Notes” shall mean (i) those certain Subordinated Convertible Promissory Notes issued by the Company pursuant to the Subordinated Convertible Promissory Note Purchase Agreement, dated as of January 7, 2009, by and among the Company and the Purchasers listed therein and (ii) those certain Senior Subordinated Convertible Demand Promissory Notes issued by the Company from time to time pursuant to the Senior Subordinated Convertible Demand Promissory Note Purchase Agreement, dated as of May 28 2010, by and among the Company and the Purchasers listed therein.’

2. Definition of Warrants. The definition of “Warrants” shall be inserted in Section 1 reading in its entirety as follows:

‘“Warrants” shall mean (i) those certain Warrants to Purchase Common Stock issued by the Company pursuant to the Subordinated Convertible Promissory Note Purchase Agreement, dated as of January 7, 2009, by and among the Company and the Purchasers listed therein and (ii) those certain Warrants to Purchase Common Stock issued by the Company from time to time pursuant to the Senior Subordinated Convertible Demand Promissory Note Purchase Agreement, dated as of May 28, 2010, by and among the Company and the Purchasers listed therein.’

3. Definition of Conversion Stock. The definition of “Conversion Stock” in Section 1 shall be amended and restated in its entirety to read as follows:

‘“Conversion Stock” shall mean shares of Common Stock issued or issuable to a party hereto upon (i) conversion of the Preferred Stock or the Notes or exercise of the Warrants or (ii) exercise of warrants, options or other rights to purchase Common Stock of the Company approved by the Board of Directors in accordance with Section 4.3(e)(viii) of the Stockholders Agreement (including, a warrant for the purchase of 500,000 shares of Common Stock issued by the Company to Connecticut Innovations, Incorporated), and any shares of capital stock issued or distributed in respect thereof.’

4. Defined Terms. Capitalized terms used but not defined herein shall have the meaning set forth in the Registration Rights Agreement.

5. No Other Amendment. Except as expressly amended hereby, the Registration Rights Agreement shall remain in full force and effect in accordance with its terms, without any waiver, amendment or modification of any provision thereof. All references in the Registration Rights Agreement to “this Agreement” shall be deemed to refer to the Registration Rights Agreement as amended by this Amendment.

6. Governing Law; Jurisdiction. This Amendment shall be construed, performed and enforced in accordance with, and governed by, the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof. The parties hereto irrevocably elect as the sole judicial forum for the adjudication of any matters arising under or in connection with this Amendment, and consent to the jurisdiction of, the courts of the State of Delaware or the corresponding United States federal court in the State of Delaware.

7. Section and Paragraph Headings. The section and paragraph headings in this Amendment are for reference purposes only and shall not affect the meaning or interpretation of this Amendment.

8. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

RIB-X PHARMACEUTICALS, INC.

By:	/s/ Mark Leuchtenberger
Name: Title:	Mark Leuchtenberger President and Chief Executive Officer

WP VIII FINANCE, L.P.
By:	WPVIII GP, L.P., its General Partner
By:	Warburg Pincus Private Equity VIII, L.P., its General Partner
By:	Warburg Pincus Partners LLC, its General Partner
By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Jonathan Leff
Name:	Jonathan Leff
Title:	Partner

EUCLIDSR BIOTECHNOLOGY PARTNERS, L.P.
By:	EuclidSR Associates, L.P.
Its:	General Partner

By:	/s/ Raymond J. Whitaker
Name:	Raymond J. Whitaker
Title:	General Partner

EUCLIDSR PARTNERS, L.P.
By:	EuclidSR Associates, L.P.
Its:	General Partner

By:	/s/ Raymond J. Whitaker
Name:	Raymond J. Whitaker
Title:	General Partner

Amendment No. 2 to Third Amended and Restated Registration Rights Agreement

OXFORD BIOSCIENCE PARTNERS IV L.P.
By:	OBP Management IV L.P.

By:	/s/ Jonathan Fleming
Name:	Jonathan Fleming
Title:	General Partners

MRNA FUND II L.P.
By:	OBP Management IV L.P.

By:	/s/ Jonathan Fleming
Name:	Jonathan Fleming
Title:	General Partners

RADIUS VENTURE PARTNERS II L.P.
By:	Radius Venture Partners II, LLC
its General Partner

By:	/s/ Jordan Davis
Name:	Jordan Davis
Title:	Managing Partner

S.R. ONE, LIMITED

By:	/s/ John Keller
Name:	John Keller
Title:	Vice President

VOX EQUITY PARTNERS, L.P.

By:	/s/ Matthew K. Kelley
Name:	M. Kelley
Title:	MGP

Amendment No. 2 to Third Amended and Restated Registration Rights Agreement

/s/ C. Boyd Clarke
C. Boyd Clarke

/s/ Elaine Jones
Elaine Jones

CHP II L.P.
By:	CHP II Management, LLC
its General Partner

By:	/s/ John J. Park
Name:	John J. Park
Title:	Managing Member

Amendment No. 2 to Third Amended and Restated Registration Rights Agreement

ABS VENTURES VII L.P.

By	Calvert Capital Caymans I L.L.C.

By:
Name:	Bruns Grayson
Title:	Senior Manager

AXIOM VENTURE PARTNERS III, LP

By:	/s/ Alan Mendelson
Name:	Alan Mendelson
Title:	General Partner

MEDIMMUNE VENTURES, INC.

By:
Name:
Title:

Amendment No. 2 to Third Amended and Restated Registration Rights Agreement

/s/ Barbara Dalton
Barbara Dalton

Amendment No. 2 to Third Amended and Restated Registration Rights Agreement

/s/ Thomas Steitz	/s/ Joan Steitz
Thomas Steitz	Joan Steitz

Amendment No. 2 to Third Amended and Restated Registration Rights Agreement

/s/ Susan Froshauer
Susan Froshauer

Amendment No. 2 to Third Amended and Restated Registration Rights Agreement

VOX EQUITY PARTNERS II, L.P.

By:	/s/ Sharon Alvarez
	Name:	Sharon Alvarez
	Title:	Director

By:	VOX II GENERAL PARTNER LLC
Its GENERAL PARTNER.
By:	OMEGA FUND III G.P. LP
Its MEMBER.
By:	OMEGA FUND III G.P. LTD
Its GENERAL PARTNER

Amendment No. 2 to Third Amended and Restated Registration Rights Agreement

AMENDMENT NO. 3 TO

THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 3, dated as of January 10, 2011 (this “Amendment”), to the Third Amended and Restated Registration Rights Agreement, dated as of June 8, 2006, as amended (the “Registration Rights Agreement”), by and among Rib-X Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and the Purchasers (as defined therein).

W I T N E S S E T H :

WHEREAS, the Company and certain of the Purchasers have entered into that certain Subordinated Convertible Promissory Note Purchase Agreement, dated as of January 7, 2009, pursuant to which certain of the Purchasers agreed to purchase Subordinated Convertible Promissory Notes and Warrants to purchase shares of Common Stock from the Company;

WHEREAS, the Company and certain of the Purchasers have entered into that certain Senior Subordinated Convertible Promissory Note Purchase Agreement, dated as of May 28, 2010, pursuant to which certain of the Purchasers agreed to purchase Senior Subordinated Convertible Demand Promissory Notes and Warrants to purchase shares of Common Stock from the Company;

WHEREAS, the Company and certain of the Purchasers have entered into that certain Senior Convertible Promissory Note Purchase Agreement, of even date herewith, pursuant to which certain of the Purchasers agreed to purchase Senior Convertible Demand Promissory Notes and Warrants to purchase shares of Common Stock from the Company (collectively, the “Senior Note Financing”);

WHEREAS, Section 13(d) of the Registration Rights Agreement provides that the Registration Rights Agreement may be amended with the written consent of the Company and the holders of at least a majority of the outstanding shares of Restricted Stock held by all of the Purchasers (the “Required Purchasers”); and

WHEREAS, in connection with the Senior Note Financing, the Company and the Required Purchasers desire to amend certain provisions of the Registration Rights Agreement as more fully set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein, the parties hereto agree as follows:

1. Definition of Note. The definition of “Notes” in Section 1 shall be amended and restated in its entirety to read as follows:

‘“Notes” shall mean (i) those certain Subordinated Convertible Promissory Notes issued by the Company pursuant to the Subordinated Convertible Promissory Note Purchase Agreement, dated as of January 7, 2009, by and among the Company and the Purchasers listed therein, (ii) those certain Senior Subordinated Convertible Demand Promissory Notes issued by the Company from time to time pursuant to the Senior Subordinated Convertible Demand Promissory Note Purchase Agreement, dated as of May 28 2010, by and among the Company and the Purchasers listed therein, and (iii) those certain Senior Convertible Demand Promissory Notes issued by the Company from time to time pursuant to the Senior Convertible Demand Promissory Note Purchase Agreement, dated as of January 10, 2011, by and among the Company and the Purchasers listed therein.’

2. Definition of Warrants. The definition of “Warrants” in Section 1 shall be amended and restated in its entirety to read as follows:

‘“Warrants” shall mean (i) those certain Warrants to Purchase Common Stock issued by the Company pursuant to the Subordinated Convertible Promissory Note Purchase Agreement, dated as of January 7, 2009, by and among the Company and the Purchasers listed therein, (ii) those certain Warrants to Purchase Common Stock issued by the Company from time to time pursuant to the Senior Subordinated Convertible Demand Promissory Note Purchase Agreement, dated as of May 28, 2010, by and among the Company and the Purchasers listed therein, and (iii) those certain Warrants to Purchase Common Stock issued by the Company from time to time pursuant to the Senior Convertible Demand Promissory Note Purchase Agreement, dated as of January 10, 2011, by and among the Company and the Purchasers listed therein.’

3. Definition of Conversion Stock. The definition of “Conversion Stock” in Section 1 shall be amended and restated in its entirety to read as follows:

‘“Conversion Stock” shall mean shares of Common Stock issued or issuable to a party hereto upon (i) conversion of the Preferred Stock or the Notes or exercise of the Warrants or (ii) exercise of warrants, options or other rights to purchase Common Stock of the Company approved by the Board of Directors in accordance with Section 4.3(e)(viii) of the Stockholders Agreement (including, a warrant for the purchase of 500,000 shares of Common Stock issued by the Company to Connecticut Innovations, Incorporated), and any shares of capital stock issued or distributed in respect thereof.’

4. Defined Terms. Capitalized terms used but not defined herein shall have the meaning set forth in the Registration Rights Agreement.

5. No Other Amendment. Except as expressly amended hereby, the Registration Rights Agreement shall remain in full force and effect in accordance with its terms, without any waiver, amendment or modification of any provision thereof. All references in the Registration Rights Agreement to “this Agreement” shall be deemed to refer to the Registration Rights Agreement as amended by this Amendment.

6. Governing Law; Jurisdiction. This Amendment shall be construed, performed and enforced in accordance with, and governed by, the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof. The parties hereto irrevocably elect as the sole judicial forum for the adjudication of any matters arising under or in connection with this Amendment, and consent to the jurisdiction of, the courts of the State of Delaware or the corresponding United States federal court in the State of Delaware.

7. Section and Paragraph Headings. The section and paragraph headings in this Amendment are for reference purposes only and shall not affect the meaning or interpretation of this Amendment.

8. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

RIB-X PHARMACEUTICALS, INC.

By:	/s/ Mark Leuchtenberger
	Name:	Mark Leuchtenberger
	Title:	President and Chief Executive Officer

Signature Page to Amendment No. 3 to Third Amended and Restated Registration Rights Agreement

WP VIII FINANCE, L.P.

By:	WPVIII GP, L.P., its General Partner
By:	Warburg Pincus Private Equity VIII, L.P., its General Partner
By:	Warburg Pincus Partners, LLC, its General Partner
By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Jonathan Leff
	Name:	Jonathan Leff
	Title:	Partner

AXIOM VENTURE PARTNERS III, LP

By:	/s/ Alan Mendelson
	Name:	Alan Mendelson
	Title:	General Partner

CHP II L.P.

By:	CHP II Management, LLC, its General Partner

By:	/s/ John J. Park
	Name:	John J. Park
	Title:	Managing Member

Signature Page to Amendment No. 3 to Third Amended and Restated Registration Rights Agreement

RADIUS VENTURE PARTNERS II L.P.
By:	Radius Venture Partners II, LLC, its General Partner

By:	/s/ Jordan S. Davis
	Name:	Jordan S. Davis
	Title:	Managing Member

ABS VENTURES VII L.P.
By:	Calvert Capital Caymans I L.L.C.

By:	/s/ Bruns H. Grayson
	Name:	Bruns H. Grayson
	Title:	Managing Member

VOX EQUITY PARTNERS, L.P.

By:	/s/ Matthew K. Kelley
	Name:	M. Kelley
	Title:	MGP

VOX EQUITY PARTNERS II, L.P.
By:	Vox II GENERAL PARTNER, LLC, its General Partner
By:	Omega Fund III, LP, its member
By:	Omega Fund III GP LP, its General Partner
By:	Omega Fund III, GP Limited, its General partner

By:	/s/ Kevin Brennan
	Name:	Mr. Kevin Brennan
	Title:	Director

Signature Page to Amendment No. 3 to Third Amended and Restated Registration Rights Agreement

S.R. ONE, LIMITED

By:	/s/ Kent Gossett
	Name:	Kent Gossett
	Title:	Vice President & Partner

CONNECTICUT INNOVATIONS, INCORPORATED

By:	/s/ Peter Longo
	Name:	Peter Longo
	Title:	President & Executive Director

/s/ C. Boyd Clarke
C. Boyd Clarke

Signature Page to Amendment No. 3 to Third Amended and Restated Registration Rights Agreement

OXFORD BIOSCIENCE PARTNERS IV L.P.
By:	OBP Management IV L.P.

By:	/s/ Jonathan Fleming
	Name:	Jonathan Fleming
	Title:	Managing General Partner

MRNA FUND II L.P.
By:	OBP Management IV L.P.

By:	/s/ Jonathan Fleming
	Name:	Jonathan Fleming
	Title:	Managing General Partner

Signature Page to Amendment No. 3 to Third Amended and Restated Registration Rights Agreement

Managing Member of Saints Capital VI, LLC the General Partner of
SAINTS CAPITAL VI, L.P.

By:	/s/ David Quinlivan
	Name:	David Quinlivan
	Title:	Managing Member

Signature Page to Amendment No. 3 to Third Amended and Restated Registration Rights Agreement